Exhibit 10.7

AMENDMENT NO.1 TO WARRANT AND REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Warrant and Registration Rights Agreement (this “Amendment”), dated as of March 9, 2016, is entered into by and among Towerstream Corporation (“Towerstream”), and Melody Business Finance LLC (“Melody”) in its capacity as Agent. Capitalized terms that are not otherwise defined herein shall have their defined meanings under the Warrant and Registration Rights Agreement, dated as of October 16, 2014, by and among Towerstream and the Warrant Holders thereto (the “Registration Rights Agreement”)

WITNESSETH:

WHEREAS, Melody has been designated as the Agent for the Warrant Holders under the Registration Rights Agreement;

WHEREAS, Towerstream and Melody, as Agent for the Warrant Holders, desire to amend the Registration Rights Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

SECTION 1.     Amendments.

1.1     Registrable Securities. The definition of “Registrable Securities” is hereby amended by deleting clause (ii) therein and replacing such clause with the following:

“(ii) [Reserved]”

1.2     Required Registration Date. The definition of “Required Registration Date” is hereby amended to mean December 31, 2016 and Section 4.01(a) is hereby amended and restated in its entirety to read as follows:

“(a) Subject to the provisions hereof, on or before the Required Registration Date, the Company shall (i) file a Registration Statement (which shall be a “shelf” Registration Statement under Rule 415 promulgated under the Securities Act registering for resale all Registrable Securities) (such Registration Statement, a “Required Registration Statement”) and (ii) cause such Required Registration Statement to be declared effective by the SEC. If permitted under the Securities Act, such Required Registration Statement shall be one that is automatically effective upon filing.”

1.3     Liquidated Damages. Section 4.01(g) and Section 4.01(h) are hereby amended and restated in its entirety to read as follows:

“(g) [Reserved]”

“(h) [Reserved]”

1.4     Cashless Exercise. Section 4.01(f) is hereby amended and restated in its entirety to read as follows”

“At any time any Holder who desires to exercise a Warrant may do so by surrendering a number of Warrants (or fractional portions thereof) having a value equal to the Exercise Price (a ‘Cashless Exercise’) if the then Fair Market Value of a share of Common Stock exceeds the Exercise Price. The value of Warrants so surrendered for exercise in a Cashless Exercise shall be equal to the Fair Market Value, at the time of such surrender, of that number of shares of Common Stock into which such Warrant is then exercisable with respect to such exercise, less the aggregate Exercise Price of such exercised Warrants.”

1.5     Demand Registration Statement. Section 4.01 is hereby amended by inserting therein a new Section 4.01(i) which shall read as follows:

“(i) In the event that (i) the required Registration Statement is not effective with the SEC (or the Underlying Stock is not Listed on the Company’s Principal Market) as at the Required Registration Date or (ii) at any time after the Required Registration Date the required Registration Statement is not effective with the SEC (or the Underlying Stock is not then Listed for trading), then from time to time thereafter at the request of the Agent, the Company shall use its reasonable best efforts to prepare and file with the SEC, and cause to become effective, one or more Registration Statements for at least 33% of the Registrable Securities then beneficially owned by the Warrant Holders.”

1.6     Limitation of Amendments. The amendments set forth in this Section 1 are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Registration Rights Agreement. Except as herein amended, the Registration Rights Agreement is hereby ratified and confirmed and shall remain in full force and effect.

SECTION 2.      Representations and Warranties. To induce the Agent to enter into this Agreement on behalf of the Warrant Holders, Towerstream hereby represents and warrants to the Agent and the Warrant Holders as follows:

2.1     Towerstream has the power and authority to execute and deliver this Amendment and to perform its obligations under Registration Rights Agreement, as amended by this Amendment;

2.3     The execution and delivery by Towerstream of this Amendment and the performance by Towerstream of its obligations under Registration Rights Agreement, as amended by this Amendment, have been duly authorized;

2.4     The execution and delivery by Towerstream and the performance by Towerstream of its obligations under the Registration Rights Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Towerstream, (ii) any contractual restriction with a person binding on Towerstream, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Towerstream, or (iv) the organizational documents of Towerstream;

2.5     The execution and delivery by Towerstream of this Amendment and the performance by Towerstream of its obligations under the Registration Rights Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Towerstream, except as already has been obtained or made;

2.6     This Amendment has been duly executed and delivered by Towerstream and is the binding obligation of Towerstream, enforceable against Towerstream in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

SECTION 3.      Counterparts This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile shall constitute an original.

[Signature Page Follows]

[SIGNATURE PAGE TO AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

TOWERSTREAM CORPORATION, a Delaware

corporation

By: /s/ Philip Urso

       Name: Philip Urso
       Title: Interim CEO

MELODY BUSINESS FINANCE, LLC, a

Delaware limited liability company as Agent

at the direction and on behalf of the Warrant

Holders

By: /s/ C. Andres Scaminaci

       Name: C. Andres Scaminaci
       Title: Authorized Signatory